POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

John A. McKay

hereby constitute and appoint James L. Packard, Henry W. Knueppel and David A. Barta, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of REGAL-BELOIT Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “1933 Act”), relating to (a) the offering and sale from time to time of by the Company of such number of shares of the Company’s common stock and associated common stock purchase rights (“Common Stock”) having an aggregate public offering price not to exceed $91,000,000 (plus up to the maximum number of shares of Common Stock (including an increase in the size of any Underwriters’ over-allotment option) as are allowed to be registered as additional securities by the filing of a subsequent registration statement pursuant to Rule 462(b)(3) under the 1933 Act) and (b) the offering and sale from time to time of 4,559,048 shares of Common Stock by General Electric Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the resale of such securities under the 1933 Act.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 20th day of December, 2004.

/s/John A. McKay
John A. McKay

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

J. Reed Coleman

hereby constitute and appoint James L. Packard, Henry W. Knueppel and David A. Barta, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of REGAL-BELOIT Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “1933 Act”), relating to (a) the offering and sale from time to time of by the Company of such number of shares of the Company’s common stock and associated common stock purchase rights (“Common Stock”) having an aggregate public offering price not to exceed $91,000,000 (plus up to the maximum number of shares of Common Stock (including an increase in the size of any Underwriters’ over-allotment option) as are allowed to be registered as additional securities by the filing of a subsequent registration statement pursuant to Rule 462(b)(3) under the 1933 Act) and (b) the offering and sale from time to time of 4,559,048 shares of Common Stock by General Electric Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the resale of such securities under the 1933 Act.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 15th day of December, 2004.

/s/J. Reed Coleman
J. Reed Coleman

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Stephen N. Graff

hereby constitute and appoint James L. Packard, Henry W. Knueppel and David A. Barta, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of REGAL-BELOIT Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “1933 Act”), relating to (a) the offering and sale from time to time of by the Company of such number of shares of the Company’s common stock and associated common stock purchase rights (“Common Stock”) having an aggregate public offering price not to exceed $91,000,000 (plus up to the maximum number of shares of Common Stock (including an increase in the size of any Underwriters’ over-allotment option) as are allowed to be registered as additional securities by the filing of a subsequent registration statement pursuant to Rule 462(b)(3) under the 1933 Act) and (b) the offering and sale from time to time of 4,559,048 shares of Common Stock by General Electric Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the resale of such securities under the 1933 Act.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 15th day of December, 2004.

/s/Stephen N. Graff
Stephen N. Graff

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Christopher L. Doerr

hereby constitute and appoint James L. Packard, Henry W. Knueppel and David A. Barta, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of REGAL-BELOIT Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “1933 Act”), relating to (a) the offering and sale from time to time of by the Company of such number of shares of the Company’s common stock and associated common stock purchase rights (“Common Stock”) having an aggregate public offering price not to exceed $91,000,000 (plus up to the maximum number of shares of Common Stock (including an increase in the size of any Underwriters’ over-allotment option) as are allowed to be registered as additional securities by the filing of a subsequent registration statement pursuant to Rule 462(b)(3) under the 1933 Act) and (b) the offering and sale from time to time of 4,559,048 shares of Common Stock by General Electric Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the resale of such securities under the 1933 Act.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 15th day of December, 2004.

/s/Christopher L. Doerr
Christopher L. Doerr

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

G. Frederick Kasten, Jr.

hereby constitute and appoint James L. Packard, Henry W. Knueppel and David A. Barta, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of REGAL-BELOIT Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “1933 Act”), relating to (a) the offering and sale from time to time of by the Company of such number of shares of the Company’s common stock and associated common stock purchase rights (“Common Stock”) having an aggregate public offering price not to exceed $91,000,000 (plus up to the maximum number of shares of Common Stock (including an increase in the size of any Underwriters’ over-allotment option) as are allowed to be registered as additional securities by the filing of a subsequent registration statement pursuant to Rule 462(b)(3) under the 1933 Act) and (b) the offering and sale from time to time of 4,559,048 shares of Common Stock by General Electric Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the resale of such securities under the 1933 Act.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 15th day of December, 2004.

/s/G. Frederick Kasten, Jr.
G. Frederick Kasten, Jr.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Thomas Fischer

hereby constitute and appoint James L. Packard, Henry W. Knueppel and David A. Barta, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of REGAL-BELOIT Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “1933 Act”), relating to (a) the offering and sale from time to time of by the Company of such number of shares of the Company’s common stock and associated common stock purchase rights (“Common Stock”) having an aggregate public offering price not to exceed $91,000,000 (plus up to the maximum number of shares of Common Stock (including an increase in the size of any Underwriters’ over-allotment option) as are allowed to be registered as additional securities by the filing of a subsequent registration statement pursuant to Rule 462(b)(3) under the 1933 Act) and (b) the offering and sale from time to time of 4,559,048 shares of Common Stock by General Electric Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the resale of such securities under the 1933 Act.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 15th day of December, 2004.

/s/Thomas Fischer
Thomas Fischer